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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): August 7, 1998





                           BERGEN BRUNSWIG CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



  New Jersey                        1-5110                       22-1444512
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(State Or Other                  (Commission                   (IRS Employer
 Jurisdiction Of                 File Number)                Identification No.)
 Incorporation)




4000 Metropolitan Drive, Orange, California                          92668
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 (Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code    (714) 385-4000
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Item 5.  Other Events.



                  On August 7, 1998, Bergen Brunswig Corporation, a New Jersey corporation ("Bergen"), and Cardinal Health, Inc., an Ohio corporation ("Cardinal"), mutually terminated the Agreement and Plan of Merger, dated as of August 23, 1997, by and among Cardinal, Bruin Merger Corp., a New Jersey corporation and a wholly owned subsidiary of Cardinal ("Bruin"), and Bergen, as amended by the First Amendment, dated as of March 16, 1998, by and among Cardinal, Bruin and Bergen (collectively, the "Merger Agreement"). The Merger Agreement was terminated following the decision rendered on July 31, 1998 by the United States District Court for the District of Columbia granting the Federal Trade Commission's request to halt the proposed merger transaction between Bergen and Cardinal.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BERGEN BRUNSWIG CORPORATION



Date:  August 12, 1998



                                    By:   /s/ Milan A. Sawdei
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                                              Milan A. Sawdei
                                              Executive Vice President
                                              Chief Legal Officer and Secretary